ElephantTalk
COMMUNICATIONS, INC.

(Symbol: ETAK)

May 2010

ElephantTalk

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect, "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or SIMilar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Why invest in Elephant Talk?

Our Value Proposition:

- **We empower MNO's with Customized Mobile Services: network embedded applications to compete with the Apple's iPhone and Google's Android apps** on mission critical functions
- **Our patented technology that saves money for banks by significantly reducing credit card fraud in real time**
- **We save Mobile Networks Operators money** by providing software interface for companies such as T Mobile and Vodafone that reduces their operating costs in servicing their wholesale customers
- **Enable a whole range of industries to enter the private label mobile telecom and data business** by providing them with a user friendly all-in-one plug and play interface that ET manages for them

We provide operating software and managed services to the global telecommunications industry.

Investment Highlights

- Elephant Talk Communications has signed contracts to connect and manage wholesale clients with T-Mobile in the Netherlands and Vizzavi Espana, a Vodafone Group Company, in Spain
  - 2010: Guidance for these contracts is 700,000 plus subscribers by year end*
  - In negotiations with several major mobile telecoms to expand footprint into 3 additional countries in 2010*
- ValidSoft Limited, a subsidiary of Elephant Talk, ValidSoft has the best in class solution for the global $100 billion credit/debit card fraud problem[1]
- ValidSoft has successfully completed trials with two major banks

Expect to be cash flow positive by year end 2010 *

* *These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations.*

Management Overview

Elephant Talk Management Team

Steven van der Velden, Chairman, President and Chief Executive Officer

- Co-founded the International Telemedia Association, known today as the Network for Online Commerce
- Co-founded InTouch Telecom to offer a wide range of business and consumer telecom applications. Under his leadership InTouch was successfully sold to Global Telesystems Group
- Co-founded E-commerce Park, a data centre and internet hosting facility, located on top of the various fiber optic landing points in Curaçao.
- Chairman of QAT Investments a Luxemburg venture fund investing in early-stage technology companies

Martin Zuurbier, Chief Technology Officer

- 15 years of experience in the telecom field, including as director and founder of Vocalis Telecom Group
- Experience in building, maintaining, and operating a telecom network spanning eight countries in Europe
- Developed new switching technology in collaboration with major technology vendors

Mark Nije, Chief Financial Officer

- Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition
- Co-founded Logistic Management International an international cargo transportation & airport handling company
- Partner of QAT Investments, active investment manager, board member in various ICT related ventures
- GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits

Management team and affiliates invested over $45 million in Elephant Talk which completely paid for the development cost of the software platform

Management Overview (cont'd)

ValidSoft Management Team

Patrick Carroll, Chief Executive Officer, Founding Director, ValidSoft

- Over 25 years experience in Information Technology and Financial Markets.
- Head of Electronic Trading Technology in Europe for Goldman Sachs, where he performed the role of Co-Head of European Equities Technology & worked in advisory capacity with the Investment Banking Division

Phil Hickman, Chairman, ValidSoft

- Consultant in the fields of offshore banking, business process outsourcing, payment & cash management solutions, internet and telephony security. Clients include Boston Consulting Group, Quadrant Consultants, Royal Mail Group, Royal Bank of Scotland Group, HP, BT and Emirates NBD Group.
- CEO of Intelligent Processing Solutions Ltd, a BPO joint venture between the major UK banks and Unisys
- Spent 32 years in HSBC Bank. Head of Strategy & Planning for the Commercial Bank

Steve Gersten, Vice President of US Sales and Operations, ValidSoft

- Over 20 years of Executive sales and operations in the computer software industry, specializing in security and systems management software.
- 15 years as a Senior Sales Executive for Computer Associates (CA), working in the security, systems, application and desktop divisions exceeding all sales quotas.
- Headed several start-up security ventures, where he built the Infrastructure and Sales organizations.

Financial Overview

Fiscal Year End:	Dec 31st
Market Cap:	$102M
Current Price (5/10/10):	$1.60
Shares Outstanding (post ValidSoft Acquisition)	64M*
2009 Revenue	$43.6M
Management & Affiliates Investment:	$45.0M



Day Session
Last Price 1.60
High on 04/23/10 2.05
Average 1.36665
Low on 05/28/09 0.75
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ETAK US: Elephant Talk Communications Inc G-1 Daily 5/27/09 to 5/10/10
Copyright 2010 Bloomberg Finance L.P.
10-May-2010 16:17:03

Industry Peer Group- Business Software and Data Services;

The group is defined by operating margins in excess of 30% and high P/E s

Company	Symbol	Stock Price	Market Cap	P/S	P/EBITDA	P/E
Industry Average		**$11.56**	**$801 M**	**2.67**	**22.83**	**35.34**
TeleNav (IPO)	**TNAV**	**$11-$13**	**>$1 Billion**	**>10**	**>26**	
Callidus Software	CALD	$3.55	$108 M	1.34	N/A	N/A
Amdocs	DOX	$30.05	$6,162 M	$2.16	10.11	15.51
Ciber Inc	CBR	$3.86	$267 M	0.25	5.80	14.92
Pros Holding	PRO	$9.76	$252 M	3.65	29.04	46.52
Ness Tech	NSTC	$6.22	$239 M	0.49	54.09	N/A
Virtusa	VRTU	$9.80	$228 M	1.43	12.39	19.74
PDF Solutions	PDFS	$4.55	$122 M	2.49	N/A	N/A
Hackett Group	HCKT	$2.84	$117 M	0.75	10.72	N/A
Elephant Talk	ETAK	$1.60	$102 M	1.97	N/A	N/A

The Expensive Problem:
Legacy Telco Business Model



MOBILE NETWORK OPERATORS
Data
Voice
Signaling
20 to 40 Software Programs to handle CRM, Billing, Fulfillment, Distribution & Customer Care from Multiple Vendors
MOBILE VIRTUAL NETWORK OPERATORS (MVNO)
Private Label Phone Customers

Legacy Set UP

MOBILE NETWORK OPERATORS (MNO's)

- **High capital costs in hardware and software patches**
- **High operational expenses**
- Multiple connections to vendors and clients
- 20 to 40 Software Programs, Multiple Vendors
- Slow clients implementation 6-12 months

PRIVATE LABEL OPERATORS (MVNO's)

- Substantial telecommunication expertise required
- High upfront investments in hardware and software systems
- Long implementation lead time to market

The Cost Saving Solution

Eliminating vendors, providing one software



MOBILE NETWORK OPERATORS
Data
Voice
Signaling
CRM & Billing
Logistics
Customer Care
ElephantTalk
ET Boss: INTELLIGENT MOBILE PLATFORM
MOBILE VIRTUAL NETWORK OPERATORS (MVNO)
Private Label Phone Customers

ELEPHANT TALK'S SOLUTION

MOBILE NETWORK OPERATORS (MNO's)

- **Provide 75% or more reduction in cost for operations**
- **Provides reduction in capital expenditures**
- One-time implementation (3 months)
- Increases volume of network traffic and revenues without cannibalizing existing subscribers

PRIVATE LABEL BUSINESS'S (MVNO's)

- **Provide 50% or more reduction in cost for operations**
- **Installed in max 6 weeks versus at least 6 months for competitors**
- Allows customers to focus on marketing & sales
- Easy to use

Integrates data, voice and messaging – hides complexity; like other leading software middleware providers, ET reduces over 20 telecommunication software systems to just 1 platform

New Generation Business Model


MNO
Radio Network GSM
Radio Network GPRS
Radio Network UMTS
Radio Network HSDPA
Other Networks
Radio Network WIMAX
Radio Network WIFI
Elephant Talk Intelligent Mobile Service Platform
HLR
Postpaid Billing
Invoicing
Cell-ID
GGSN
Prepaid Billing
Tariffs
Call-Back
IN Prepaid
IVR
CRM
Mulit-IMSI
WAP
Number Porting
Fraud management
Mated Pair HLR
SMS
Lawful Intercept
Self-Care
Multi-MSISDN
MMS
mPayment
eTop-ups
Infitel
Voice Mail
1-to-1 communication
Voucher Top-ups
mBanking
OTA
1 Bill for all Products
Fixed Mobile Convergence
mCommerce
USSD
Logistics
ATM Top-ups
Distribution
Provisioning
Reporting
Roaming
Customer Service
MVNO
Marketing
Sales
ElephantTalk Block
Partner block

Elephant Talk's Platform

- One fully integrated software platform
- Our software processes all voice, data, and signaling received from the Mobile Network Operator enabling our corporate customers to customize and offer products and services seamlessly to their retail customers

Mobile Network Operators

T-Mobile

vodafone

ElephantTalk

Provides MVNO's (Mobile Virtual Network Operators) with:

- **Mobile Service Platform**
  - CRM & Billing
  - Fulfillment (logistics/distribution)
  - Customer Care
- **Wholesale Radio Network License**
- **Additional Services**

Sales & Marketing MVNO 1
TeleCombination
(Social Networking)

Sales & Marketing MVNO 2
Thuis Connect
(TeleMedicine)

Sales & Marketing MVNO 3
Orbitel
(Columbia/Spain Call-back)

Sales & Marketing MVNO 4
T Mobile
(Cost reduction platform)

ElephantTalk

Business Model Breakdown*

Model 1 - Managed Services provided to Mobile Network Operators (MNOs)

- Revenue (100% profit) on average $1 per subscriber (SIM) per month
- Target for Spain 500K Subscribers end of 2010.
- Target for the Netherlands 50K Subscribers end of 2010

Model 2 - Managed Services + Airtime provided to ET's own Mobile Virtual Network Operators (MVNOs)

- Revenue on average $20 per subscriber and profit on average $3 per subscriber (SIM) per month
- Target for Spain 25K Subscribers end of 2010.
- Target for the Netherlands 150K Subscribers end of 2010.

ElephantTalk

2010 Major Milestones for Mobile Telecom

- Expand contracts with T-Mobile and Vodafone
- Achieve cash flow positive status in by the end of 2010 following migration of existing subscribers (SIM cards) in Spain & the Netherlands
- Add 3 additional countries / Mobil Network Operators (totaling 5) in addition to Vodafone Group Spain (Vizzavi Espana) and T-Mobile Netherlands
- Manage at least 15 of our own private label Customers (MVNO) (Model 2) by the end of 2010
- Manage at least 700,000 subscribers (SIMs) at the end of 2010
- Starting the implementation of various customized mobile solution services: Healthcare Monitoring and Medical Alerts, Medical Records on your cell phone, Secure Mobile Banking and Micropayments*.

---

* Implementation of individual Customized Mobile Services may vary

ET's Enhanced Value Proposition


Increasing Margins
40+%
0%
Custom Mobile Svcs
Mobile & Wireless Connectivity
Land Line Services
Barrier to Entry
Customized Mobile Services
(such as ValidSoft)
Expanded Services
Foundation

Customized Mobile Services

Mobile Banking



Elements of Solution

- Your Own Identity/Profile supported by Voice Verification, if required
- Your Actual i.e. telemedicine
- Proximity of Location i.e. financial authentication
- Any Place, Any Time, Any Device Online Secure Connectivity

ET's Company Owned Products*

- Credit/Debit Card Transaction Verification
- Healthcare monitoring and medical alerts
- Medical records on your cell phone
- Secure mobile banking & payments (as a secure alternative to internet banking);
- Micropayments (using Near Field Communications)
- Entertainment – creating a network of entertainers, interactive arcade games and social networking

Telemedicine



* Implementation of individual CMS may vary

The Mobile will become the Channel of Choice



Pass the gate
Get your e-ticket
EZ-Pass / Sunpass
Download a coupon from a display or poster
Use Contactless ATM's
Make a cashless payment

Our phone network can be used for:
Gate Admissions, EZPass/Sunpass, Couponing,
Cashless Tickets, Vending Machines, Grocery Stores, etc.

The mobile will become the channel of choice


Security
eTicketing
X.509
VISA
Cards
Contactless
next
YOUR M&S
BRITISH AIRWAYS
P2P Payments
Intelligent Solution
Partnership Deals

Supermakets as Mobile Operators

Key Benefits To Supermarkets:

- **They can capture extensive customer behavior data through the handset** from scanning, purchasing, spending, communications & community behavior through loyalty programs combined with mobile telephony, payments, credit/debit cards, mobile banking, insurance services, access to social communities, internet access, etc
- **They can process this smartly** to create continuously improving, individual profiles, through DPI (Deep Packet Inspection) and data-mining through highly specialized firms (like Opera Solutions, SAS & Tesco subsidiary DunnHumby)
- **They can communicate back to consumers through the same handset** by providing relevant, timely, contextual, individualized ,1-on-1 communications back to a well defined, profiled customer so it is perceived as adding value
- **Elephant Talk empowers supermarkets to become mobile operators** with an easy to use turnkey, windows driven, telecom software platform that allows them to run their business as their own, with all kind of applications embedded into the same software platform

Trust & Security will be Key

Validate that User ID belongs to user
who presented it: Passwords, tokens,
digital certificates.

Register a user: verify name, Member ID, etc and assign a unique User ID

Check privileges of authenticated entity: Allow or deny access to specific applications, data, or functions.


Authentication
Identification
Access Control
TRUST
Confidentiality
Integrity
Non -Repudiation

Prevent access by unauthorized entities: Encryption.

Verify that data has not changed: Message digests or "checksums".

Prove authorship and integrity of transactions in audit

ValidSoft
Preventing Electronic Fraud

- 2008 – Card Not Present (CNP) Fraud cost the US Financial Services Industry an estimated $52Bn[1]
- 2008 – Card Present Fraud (CP) – Credit and Debit Card cost the US Financial Services Industry an estimated $50Bn[1]
- 2008 – Internet Banking (IB) Fraud cost the US Financial Services Industry an estimated $15Bn[1]
- 2008 – Telephone Fraud (Tel) cost the US Financial Services Industry an estimated $7Bn[1]
- Gartner predicts that cost of card fraud to the industry will go up threefold over the next 3 to 5 years

Electronic Fraud Cost



Card Not Present Fraud (CNP) ~ $52 Bn
Card Present Fraud (CP) ~ $50 Bn
Internet Banking Fraud (IB) ~ $15 Bn
Telephone Fraud (Tel) ~ $7 Bn
12%
6%
42%
40%

[1] Source Javelin Research – 2009

ET + ValidSoft = New Customized Mobile Financial Solutions

ElephantTalk's established position as an international telecom operator and its ownership of **ValidSoft** positions it to become a leader in the customized mobile financial services of electronic fraud prevention

- Expands into the leading-edge technology in banking, medicine, and credit card transaction validation / confirmation.


ElephantTalk BOSS
End-to-end Mobile Enablement Services
ValidSoft
Security Software Solutions
Real-time Credit Card Fraud Prevention
Telebanking / Telemedicine

How Does ValidSoft Work?
Genuine or Fraudulent Transaction

- **ValidSoft's lead product, VALid-POS® (Point Of Sale)** software, determines if a Customer's Cell Phone & Credit Card are in Proximity[1]
- Proximity is determined anonymously, without violating privacy, in a fraction of a second (anonymous correlation)!



BANK
ATM
VISA

[1] *Proximity: the state, quality, sense, or fact of being near or next; closeness*

VALid-POS® VALUE PROPOSITION
Huge reduction of the Banks costs

- **Processing costs reduced** dramatically in line with more accurate detection and the real-time resolution of VALid-POS®
- **Bank customer churn reduced** through lower false-positive rate and significantly increased customer satisfaction
- Lower false-positive rate and increased detection rate allows more fraudulent transactions to be declined and **reduces restitution administrative costs**
- Protects the privacy of the individual and, unlike GPS products, is legal
- **BUSINESS MODEL: We will charge the banks a per transaction look up fee.**

Commercializing VALid-POS®

- VALid-POS® has been **granted the European Privacy Seal** in regards to its anti-fraud technology software. The Privacy Seal guarantees compliance with European data protection and data privacy legislation & regulations. ValidSoft is the first security software company in the world to receive the Privacy Seal. The awarding of the Seal places ValidSoft in a position to provide legitimate and compliant services for the prevention of card fraud worldwide.
- Average real-time card transaction processing time is between 300ms and 600ms which is required to partner with major credit card processing companies
- In several trials with leading Global Banks VALid-POS® reduced the False Positive rate from approximately 90% (the industry average) to less than 10%.

VALid®
Combating Online Banking Fraud

- VALid® is designed specifically to combat the most advanced online fraudulent techniques including Man-in-the-Middle and Man-in-the-Browser
- Multi-channel support: Internet Banking, Phone Banking, M-Banking and Remote Access
- Non-repudiation, Mutual Authentication and Transaction Verification
- Incorporates its own leading-edge Voice Verification engine
- Can integrate with VALid-POS® for proximity intelligence
- Proven ease-of-use and customer friendly interface
- Winner of Australian Money Magazine's "Best of the Best" award

2010 Milestones - ValidSoft

Q1 & Q2

- ✓ **Acquired 100% of ValidSoft Limited**
- ✓ **Receive European Privacy Seal**
- Sign contract with major international telecom provider to form access to global signaling network
- Launch social security fraud prevention product with a European government
- Converts banks that have already completed trials into licensed customers
- Sign partnership with a major Card Processor

Q1 2010 | Q2 | Q3 | Q4

Q3 & Q4

- Officially launch VALid-POS in Asia-Pacific
- Officially launch VALid-POS in the US
- Product Launch – Card Not Present Solutions
- Sign partnerships with international credit card processors
- Announce agreements with European and US banks

Contact Us

Corporate Headquarters

- **Steven van der Velden**
  steven.vandervelden@elephanttalk.com
  Schiphol Boulevard 249
  1118 BH Schiphol
  The Netherlands
  Phone: +31 20 653 59 16
  www.elephanttalk.com

North American Office

- **Steve Gersten**
  Tampa, Florida
  steve.gersten@validsoft.com
  Phone: (813)334-9745
  www.validsoft.com

Investor Relations

- Alliance Advisors, LLC
  Alan Sheinwald, President
  Phone: (914) 669-0222
  asheinwald@allianceadvisors.net

- The Verrazano Group, LLC
  Steve Chizzik, President
  Phone: (908) 688-9111
  steve@theverrazanogroup.com